UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 26, 2004

                             FOUR OAKS FINCORP, INC.

             (Exact name of registrant as specified in its charter)




     North Carolina                  000-22787               56-2028446
(State of incorporation)       (Commission File No.)    (I.R.S. Employer
                                                         Identification Number)


                              6114 U.S. 301 SOUTH,
                         FOUR OAKS, NORTH CAROLINA 27524
                    (Address of principal executive offices)

                                 (919) 963-2177
              (Registrant's telephone number, including area code)

               This document contains 2 pages, excluding exhibits.

       Item 9. Disclosure of Results of Operations and Financial Condition

On April 26, 2004, Four Oaks Fincorp, Inc. (OTC BB: FOFN) reported financial results for the three months ended March 31, 2004.

Item 7(c):  Exhibits

            Exhibit 99:   Press Release




Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Four Oaks Fincorp, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Four Oaks Fincorp, Inc.

By:   /s/  Ayden R. Lee, Jr.,
      ------------------------------
      Ayden R. Lee, Jr.
      President and Chief Executive Officer


Date:  April 26, 2004